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PROXY                                                                 PROXY


                          THE MORNINGSTAR GROUP, INC.
               BOARD OF DIRECTORS PROXY FOR THE SPECIAL MEETING
           OF STOCKHOLDERS AT 9:00 A.M. WEDNESDAY, NOVEMBER 26, 1997
                   HOTEL CRESCENT COURT, 400 CRESCENT COURT
                   2200 CEDAR SPRINGS, DALLAS, TEXAS  75201


   The undersigned stockholder of The Morningstar Group, Inc. (the "Company") hereby appoints Michael J. Cramer and Joseph B. Armes or either of them, as proxies, each with full powers of substitution, to vote the shares of the undersigned at the above-stated Special Meeting and at any adjournment(s) thereof:

                       PLEASE SIGN, DATE AND MAIL TODAY
                 (Continued and to be signed on reverse side)

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                                             THE MORNINGSTAR GROUP INC.
                     PLEASE MARK VOTE IN OVAL IN THE FOLLOWING MANNER USING DARK INK ONLY  /X/



1. Approval of the Merger, the Merger             For    Against   Abstain
   Agreement and the transactions                 / /      / /       / /
   contemplated thereby.



2. In their discretion, the proxies are           For    Against   Abstain        THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF
   authorized to vote upon such other business    / /      / /       / /      DIRECTORS AND WILL BE VOTED IN ACCORDANCE WITH THE
   or matters as may properly come before the                                 SPECIFICATIONS MADE ON THE REVERSE SIDE. IF A CHOICE
   meeting or any adjournment thereof.                                        IS NOT INDICATED WITH RESPECT TO ITEM (1) THIS PROXY
                                                                              WILL BE VOTED "FOR" SUCH ITEM. THE PROXIES WILL USE
                                                                              THEIR DISCRETION WITH RESPECT TO ANY MATTER
                                                                              REFERRED TO IN ITEM (2).  THIS PROXY IS REVOCABLE AT
                                                                              ANY TIME BEFORE IT IS EXERCISED.

                                                                                  Receipt herewith of the Joint Proxy Statement/
                                                                              Prospectus, dated October 28, 1997, is hereby
                                                                              acknowledged.


                                                                              Dated ________________________________________, 1997

                                                                              ____________________________________________________

                                                                              ____________________________________________________
                                                                                        (Signature(s) of Stockholder(s))
                                                                              (Joint owners must EACH sign. Please sign EXACTLY as
                                                                              your name(s) appear(s) on this card. When signing as
                                                                              attorney, trustee, executor, administrator, guardian
                                                                              or corporate officer, please give your FULL title.)
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